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                       SUPPLEMENT DATED DECEMBER 8, 1999
                             TO THE PROSPECTUS OF
                      FRANKLIN INVESTORS SECURITIES TRUST
  (FIST1 - FRANKLIN CONVERTIBLE SECURITIES FUND, FRANKLIN EQUITY INCOME FUND, FRANKLIN GLOBAL GOVERNMENT INCOME FUND AND FRANKLIN SHORT-INTERMEDIATE U.S.
                          GOVERNMENT SECURITIES FUND)
                              DATED MARCH 1, 1999


The prospectus is amended as follows:

I. Under the "Goal and Strategies - Principal investments" discussion for Franklin Convertible Securities Fund, the first paragraph on page 3 is replaced with the following:

The fund may invest up to 100% of its total assets in securities that are below investment grade. Investment grade securities are rated in one of the top four ratings categories by independent rating organizations such as Standard & Poor's Corporation (S&P) and Moody's Investors Service, Inc. (Moody's). The fund will not invest more than 10% of its total assets in securities rated below B by Moody's or S&P or unrated securities of comparable quality. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

II. The "Management" section for Franklin Short-Intermediate U.S. Government Securities Fund is replaced with the following:

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $218 billion in assets.

The team responsible for the fund's management is:

JACK LEMEIN, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Lemein has been a manager of the fund since 1987 and has more than 30 years' experience in the securities industry.

ROGER BAYSTON CFA, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Bayston has been a manager of the fund since December 1999. He joined the Franklin Templeton Group in 1991.

T. ANTHONY COFFEY CFA, VICE PRESIDENT OF ADVISERS
Mr. Coffey has been a manager of the fund since December 1999. He joined the Franklin Templeton Group in 1989.

The fund pays Advisers a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended October 31, 1998, the fund paid 0.56% of its average monthly net assets to the manager.




               Please keep this supplement for future reference.